Exhibit 99.1

U.S. GoldMining Completes 2026 Drill Program Targeting High-Priority

Porphyry Centers at its 100% Owned Whistler Gold-Copper Project, Alaska

Anchorage, Alaska – September 22, 2026 – U.S. GoldMining Inc. (NASDAQ: USGO) (“U.S. GoldMining” or the “Company”) is pleased to announce that it has completed its 2026 exploration program (the “Program”) at its 100% owned Whistler Gold-Copper Project in Alaska (“Whistler” or the “Project”).

Highlights:

●	7,493 meters completed in the Whistler Orbit: The Program is the largest drilling program since inception of the Company and was safely concluded after completing 17 core drill holes across ten target areas (see Figure 1). The drilling tested high-priority Whistler Orbit drill targets seeking to delineate new gold-copper mineralized porphyry intrusions and extend known mineral systems.

●	Systematically Testing District-Scale Mineral Systems: The 100% owned 53,700-acre Whistler land package extends well beyond the existing estimated mineral resources. In the north, the Whistler Orbit represents a classic ‘porphyry cluster’ spanning a 7.5 km by 4.5 km area, which contains the existing Whistler and Raintree deposits. In the south, the Island Mountain mineral system hosts an inferred mineral resource alongside additional high-priority exploration targets. The Company believes that the emerging Muddy Creek mineral system has the potential to host intrusion-related gold mineralization.

●	Building an Exploration Pipeline: The Whistler Gold-Copper Project hosts 5.41 Moz AuEq of estimated indicated mineral resources and 4.97 Moz AuEq of estimated inferred mineral resources across the Whistler, Raintree West and Island Mountain deposits. The March 2026 Whistler initial assessment, which included a preliminary economic assessment (“PEA”)[1], modeled an estimated after-tax NPV5% of US$2.04 billion and internal rate of return (“IRR”) of 33.0%, with an estimated payback on initial capital of 2.1 years. Crucially, the study conservatively incorporates only the indicated mineral resources from just the Whistler deposit, one of three deposits within the overall Project mineral resources. The PEA provides a base case economic framework for the Project and a robust investment thesis for continued technical evaluation, de-risking and advancement.

●	Sample Processing: On-site core logging and sampling is well advanced. The Company anticipates initial assay results, including from regional mapping and prospecting, in the coming weeks and through to the end of 2026, subject to laboratory turnaround times.

Tim Smith, Chief Executive Officer of U.S. GoldMining, commented: “Our 2026 drilling program concluded safely, on schedule and on budget. We drilled a record 7,493 meters across 17 drill holes testing 10 individual target areas for potential new zones of gold-copper mineralization. By targeting the Whistler Orbit, we are aggressively hunting for the next major porphyry center potentially situated right next door to our primary Whistler deposit, which underpins our robust base case PEA. Expanding across our district-scale property, we made exciting progress on exploration target areas at Island Mountain, Muddy Creek and Long Lake Hills. We look forward to providing the market with updates on assay results over the coming months.”

1 All references to dollar amounts are to United States dollars unless otherwise stated. Base-case prices used in the 2026 Whistler PEA are $3,200 per ounce gold, $4.50 per pound copper, and $37.50 per ounce silver, based on long term market consensus prices as of February 2026. Please refer to the technical report titled “Whistler Gold-Copper Project, S-K 1300 Technical Report Summary and Initial Assessment with Economic Analysis, Alaska, United States of America”, dated effective March 2, 2026, which is available under the Company’s profile at www.sec.gov

Snow Ridge
Mammoth
04
13
Long Lake Hills
16
05B
Raintree North
Big White
11
12
02
15
Whistler Deposit
10
14
09
07
Raintree Deposit
01
08
03
17
Hotfoot
Whiskey Bravo Airstrip
Whistler Camp (USGO)
Legend
Proposed Whistler Pit Outline
Proposed Raintree Pit Outline
Proposed WSAR Route
Stibium Access Trail (NOVA)
Whistler Access Trail
Proposed Donlin Pipeline
USGO Claim Outline
Streams
Exploration Targets
2026 Completed Drillholes (WH26-**)
0
1
2 mi
U.S. GOLDMINING
Whistler Orbit
WHISTLER PROJECT
ALASKA, U.S.A.
2026 Diamond Drilling Holes Completed
0
1000 meters
September 21, 2026

Figure 1 Drilling locations and targets areas within the ‘Whistler Orbit’, completed during the 2026 summer field season.

Whistler PEA

For further information regarding the PEA and mineral resource estimated disclosed herein, please see the technical report summary titled “Whistler Gold-Copper Project, S-K 1300 Technical Report Summary and Initial Assessment with Economic Analysis, Alaska, United States of America” (the “S-K 1300 Report”) prepared under subpart 1300 of Regulation S-K under the U.S. Securities act of 1933 (“S-K 1300”) and the Canadian National Instrument 43-101 (“NI 43-101”) technical report titled “Whistler Gold-Copper Project, NI 43-101 Technical Report and Preliminary Economic Assessment”, each dated effective March 2, 2026. The S-K-1300 Report is available under the Company’s profile at www.sec.gov and the NI 43-101 Report is available under its profile at www.sedarplus.ca.

Technical Information

The results of the PEA contained herein are preliminary in nature and are intended to provide an initial assessment of the Project’s economic potential and development options of the Project. Among other things, the PEA, including its mine schedule, cost estimates and economic assessment, includes numerous assumptions and there can be no certainty that this economic assessment may be realized.

Tim Smith, P.Geo., Chief Executive Officer of the Company, has supervised the preparation of this news release and has reviewed the additional scientific and technical information contained herein. Mr. Smith is a qualified person as defined under NI 43-101 and S-K 1300.

About U.S. GoldMining Inc.

U.S. GoldMining Inc. is an exploration and development company focused on advancing the 100% owned Whistler Gold-Copper Project, located 105 miles (170 kilometers) northwest of Anchorage, Alaska, U.S.A. The Whistler Project consists of several gold-copper porphyry deposits and exploration targets within a large regional land package entirely on State of Alaska mining claims totaling approximately 53,700 acres (217.5 square kilometers).

Visit www.usgoldmining.us for more information.

For additional information, please contact:

U.S. GoldMining Inc.

Alastair Still, Chair

Tim Smith, Chief Executive Officer

Telephone Toll Free: 1-833-388-9788

Email: info@usgoldmining.us

Forward-Looking Statements

Except for the statements of historical fact contained herein, the information presented in this news release constitutes “forward-looking statements” within the meaning of the United States federal securities laws and “forward-looking information” within the meaning of applicable Canadian securities laws (collectively, “forward-looking statements”). Such statements include statements with regard to the Company’s plans and expectations regarding the Project, the Program, the results of the PEA, expectations regarding the Project and its future exploration and development potential, and expectations regarding future exploration plans. Words such as “expects”, “anticipates”, “plans”, estimates” and “intends” or similar expressions are intended to identify forward-looking statements. Forward-looking statements are based on U.S. GoldMining’s current expectations and are subject to inherent uncertainties, risks and assumptions that are difficult to predict and involve known and unknown risks, uncertainties and other factors, which may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Such risks and other factors include, among others, fluctuating commodity prices, risks inherent with preliminary economic assessments and mineral resource estimation generally, economic risks, changing economic factors, including those impacting estimated costs and expenditures and economic returns under the PEA, variations in the underlying assumptions associated with the estimation or realization of mineral resources, the availability of capital to fund programs and future development work, accidents, labor disputes and other risks of the mining industry including, without limitation, those associated with the environment, delays in obtaining governmental approvals or permits, title disputes other risks inherent in the exploration and development of mineral properties and the other risk factors set forth in the Company’s filings with the U.S. Securities and Exchange Commission at www.sec.gov and Canadian Securities Administrators at www.sedarplus.ca. Although the Company has attempted to identify important factors that could cause actual actions, events or results to differ materially from those described in forward-looking statements, there may be other factors that cause actions, events or results not to be as anticipated, estimated or intended. Accordingly, readers should not place undue reliance on forward-looking statements contained in this news release. Forward-looking statements contained in this news release are made as of this date, and U.S. GoldMining does not undertake any duty to update such information except as required under applicable law.